Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of August 20, 2004 by and among HRPT PROPERTIES TRUST (the “Borrower”), each of the Guarantors signatory hereto, each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Term Loan Agreement dated as of February 25, 2004 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”);

WHEREAS, in connection with the Term Loan Agreement, the Guarantors executed and delivered that certain Guaranty dated as of February 25, 2004 in favor of the Agent and the Lenders (the “Guaranty”); and

WHEREAS, the Borrower, the Lenders party hereto and the Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Term Loan Agreement.  The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)                                  Section 1.1. of the Term Loan Agreement is hereby amended by restating the definition of “Termination Date” in its entirety as follows:

“Termination Date” means August 24, 2009.

(b)                                 The Term Loan Agreement is amended by restating Section 2.5 in its entirety as follows:

Section 2.5. Prepayments.

Except as otherwise provided in this Section, the Borrower may prepay the Term Loans, in whole or in part, at any time without premium or penalty.  The Borrower shall give the Agent at least one Business Day’s prior written notice of the prepayment of the Term Loans.  If any of the outstanding principal amount of the Term Loans is prepaid at any time prior to February 25, 2006, the Borrower shall pay to the Agent for the account of the Lenders (a) an amount equal to the following (calculated for the period commencing on the date of such prepayment and ending on February 25, 2006): (i) the principal amount of the Term Loans so prepaid times (ii) a per annum rate equal to the Applicable Margin for LIBOR Loans in effect at the time of such prepayment and (b) any amounts payable pursuant to Section 4.4. in connection with such prepayment.  The Borrower acknowledges and agrees that the amount payable by it in connection with the prepayment of the Term Loans is a reasonable calculation of the Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from the prepayment of the Term Loans.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)                                  a counterpart of this Amendment duly executed by the Borrower, each of the Guarantors and each of the Lenders;

(b)                                 all fees due and payable to the Lenders in connection with this Amendment; and

(c)                                  such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Agent and the Lenders that:

(a)                                  Authorization.  Each Loan Party has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and, in the case of the Borrower, under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each Loan Party and each of this Amendment and the Term Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Loan Party a party thereto enforceable against such Loan Party in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of this Amendment and, in the case of the Borrower, the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Reaffirmation of Guaranty by Each Guarantor.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, as amended hereby, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6.  Certain References.  Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 7.  Expenses and Fees.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

Section 13.  New Material Subsidiaries.  With respect to each of Hallwood Realty Partners, L.P. and Hallwood Real Estate Investors Fund XV, both of which are Material Subsidiaries, the Lenders and the Agent agree that the Borrower shall have 60 (rather than 30) days from the date such Subsidiaries became Material Subsidiaries to deliver the items required to be delivered pursuant to Section 7.12.(a) of the Term Loan Agreement.  If at the expiration of such 60 day period Hallwood Realty Partners, L.P. and Hallwood Real Estate Investors Fund XV are no longer Material Subsidiaries, the Borrower shall have no obligation to deliver the items pursuant to Section 7.12.(a) of the Term Loan Agreement with respect to such entities.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

HRPT PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB LA PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB REALTY COLLEGE PARK, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB REALTY COLLEGE PARK I, LLC

By: Hub Management, Inc.

/s/ John A. Mannix
Name: John A. Mannix
Title: President

By: Hub Realty College Park, Inc.

/s/ John A. Mannix
Name: John A. Mannix
Title: President

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

HUB ACQUISITION TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

1735 MARKET STREET PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB MANAGEMENT, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB REALTY GOLDEN, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

HUB REALTY FUNDING, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB RI PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB WOODMONT INVESTMENT TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HUB WOODMONT LIMITED LIABILITY COMPANY

By: Hub Woodmont Investment Trust, its Manager

/s/ John A. Mannix
Name: John A. Mannix
Title: President

NINE PENN CENTER PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

INDEMNITY COLLECTION CORPORATION

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

RESEARCH PARK PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

ROSEDALE PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

JOHN POPEO AS TRUSTEE OF 4 MAGUIRE ROAD REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

JOHN POPEO AS TRUSTEE OF 47 HARVARD STREET REAL ESTATE TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

JOHN POPEO AS TRUSTEE OF HRPT MEDICAL BUILDINGS REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

JOHN POPEO AS TRUSTEE OF MOB REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

JOHN POPEO AS TRUSTEE OF PUTNAM PLACE REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

JOHN POPEO AS TRUSTEE OF 145 UNIVERSITY AVENUE REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

JOHN POPEO AS TRUSTEE OF HUB MA REALTY TRUST

By:	/s/ John Popeo
Name: John Popeo, as Trustee and not individually

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

CAUSEWAY HOLDINGS, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Trustee

HUB REALTY KANSAS CITY, INC.

By:	/s/ John Popeo
Name: John Popeo
Title: Trustee

HUB PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Trustee

HUB LA LIMITED PARTNERSHIP

By: Hub LA Properties Trust, its General Partner

/s/ John A. Mannix
Name: John A. Mannix
Title: President

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

NINE PENN CENTER ASSOCIATES L.P.

By: Nine Penn Center Properties Trust, its General Partner

/s/ John A. Mannix
Name: John A. Mannix
Title: President

BLUE DOG PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

CANDLER ASSOCIATES L.L.C.

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

CANDLER PROPERTY TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

FCL ACQUISITION TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

FOURTH AND ROMA PROPERTY TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HAWAII 2X5 0 PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HH HUB PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HRPT MEMPHIS LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

HIGGINS PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

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LTMAC PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

MASTERS PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

ORVILLE PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

PARK SAN ANTONIO PROPERTIES TRUST

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

RFRI PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

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ROBIN 1 PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

TANAKA PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

TEDCAL PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

TSM PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

Z&A PROPERTIES LLC

By:	/s/ John Popeo
Name: John Popeo
Title: Treasurer and Secretary

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ David M. Blackman
Name: David M. Blackman
Title: Director

SOCIETE GENERALE

By:	/s/ Carina T. Huynh
Name: Carina T. Huynh
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

SUNTRUST BANK

By:	/s/ Blake K. Thompson
Name: Blake K. Thompson
Title: Vice President

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Ronald K. Rapp	By:	/s/ Kathryn E. Murdoch
	Name: Ronald K. Rapp		Name: Kathryn E. Murdoch
	Title: Senior Vice President		Title: Vice President
	Investment Advisor to AIB		Investment Advisor to AIB
	Debt Management, Limited		Debt Management, Limited

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

MERRILL LYNCH BANK USA

By:	/s/ Preston L. Jackson
Name: Preston L. Jackson
Title: President and CEO

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David A. Buck
Name: David A. Buck
Title: Senior Vice President

BANK OF CHINA

By:	/s/ William W. Smith
Name: William W. Smith
Title: Deputy General Manager

BANK ONE, N.A.

By:	/s/ Patricia Leung
Name: Patricia Leung
Title: Vice President

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:	/s/ Bruce M. J. Ju
Name: Bruce M. J. Ju
Title: VP & GM

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[Signature Page to First Amendment to Term Loan Agreement dated as of

August 20, 2004 with HRPT Properties Trust]

TAIPEI BANK

By:	/s/ Sophia Jing
Name: Sophia Jing
Title: V.P. & General Manager

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Corina Linehan
Name: Corina Linehan
Title: Senior Manager

By:	/s/ Fiona Smith
Name: Fiona Smith
Title: Assistant Manager

BANK OF COMMUNICATIONS

By:	/s/ Hong Tu
Name: Hong Tu
Title: General Manager

COMERICA BANK

By:	/s/ James Graycheck
Name: James Graycheck
Title: Assistant Vice President

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[Signature Page to First Amendment to Term Loan Agreement dated as of

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COMPASS BANK

By:	/s/ Johanna Duke Paley
Name: Johanna Duke Paley
Title: Senior Vice President

ERSTE BANK, NEW YORK BRANCH

By:	/s/ Gregory T. Aptman
Name: Gregory T. Aptman
Title: Vice President
Erste Bank, New York Branch

By:	/s/ John Fay
Name: John Fay
Title: Vice President
Erste Bank, New York Branch

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:	/s/ Benjamin Lin
Name: Benjamin Lin
Title: E.V.P. & General Manager

FIRST HAWAIIAN BANK

By:	/s/ Charles L. Jenkins
Name: Charles L. Jenkins
Title: Senior Vice President, Manager

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[Signature Page to First Amendment to Term Loan Agreement dated as of

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HUA NAN COMMERCIAL BANK

By:	/s/ Jeng-Fang Geeng
Name: Jeng-Fang Geeng
Title: General Manager

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew D. Coler
	Name:	Andrew D. Coler
	Title:	Senior Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Lisa Barry
Name: Lisa Barry
Title: Assistant Vice President

NATIONAL BANK OF EGYPT, NEW YORK BRANCH

By:	/s/ Hassan Eissa
Name: Hassan Eissa
Title: General Manager

By:	/s/ Rami El-Rifai
Name: Rami El-Rifai
Title: Vice President